R E S O L U T I O N
           AMENDMENT OF THE EMPLOYEES PROFIT SHARING RETIREMENT PLAN
                          OF WINN-DIXIE STORES, INC.
                       (AS RESTATED AND EFFECTIVE AS OF
           (JULY 1, 1989 AND AS AMENDED THROUGH SEPTEMBER 14, 1992)


WHEREAS, WINN-DIXIE STORES, INC. (the "Company") maintains the Employees'
 Profit Sharing Retirement Plan of Winn-Dixie Stores, Inc. (the "Plan") for the exclusive benefit of the Company's eligible employees; and

WHEREAS, the Company has reserved the right to amend such Plan pursuant to
 Article X of the Plan document; and

WHEREAS, the Company wishes to amend the Plan in order to comply with changes in the statutory laws and regulations promulgated and adopted pursuant to such laws. In particular, the changes to the Plan are made to comply with the actual operation of the Plan and to accommodate changes in administration resulting from the January 1, 1993 change in trustee and recordkeeper.

NOW, THEREFORE, pursuant to Article 10.1 of the Plan, and in the exercise of the authority delegated to the officers of the company by resolutions adopted on January 21, 1987, the Plan be and it hereby is amended, effective as of January 1, 1993, except as otherwise provided below, in the following particulars:

 1. Article I, Definitions shall be amended by deleting paragraph 3. which appears on page 1 and in place thereof substituting the following:

          "3. Administrative Committee: The committee appointed pursuant to the provisions of Section A. of Article IX hereof."

 2. Article I, Definitions shall be amended by deleting paragraph 42. which appears on page 6 and in place thereof substituting the following:

          "42.Investment Fund: One of the investment funds selected by the Administrative Committee in which the assets of the Trust are invested."

 3. Article I, Definitions shall be amended by deleting paragraph 59. and in place thereof substituting the following:

          "59.Plan:  Winn-Dixie Stores, Inc. Profit Sharing/401(k)
               Plan, as it may be amended from time to time."

 4. Article I, Definitions, shall be amended by adding the following new paragraph as follows:

          "61. Qualified Employer Deferral Contribution Account: the account established pursuant to Section A., of Article VI to which each Participant's Qualified Employer Deferral Contributions are allocated."

 5. Article I, Definitions existing paragraph 61. shall be amended to read:

          "62.Qualified Employer Deferral Contributions: Contribution made, without a Participant's election to defer, by an Employer and allocated to the Participant's Qualified Employer Deferral Contributions Account."

 6. Article I, Definitions, shall be amended by renumbering the existing paragraphs: 62. Surviving Spouse shall be renumbered to "63."; the present paragraph 63. Qualified Domestic Relations
          Order shall be renumbered to "64."; the present paragraph 64.
          Trust shall be renumbered to paragraph "65."; the present paragraph
          65.  Trustee shall be renumbered to "66." and the present paragraph
          66. shall be renumbered to "67.".

7. Article I, Definitions, existing renumbered paragraph 67. shall be amended to read as follows:
          "67.Valuation Date: The last day of the Plan Year and, any other day of the Plan Year as may be necessary for the proper administration of the Plan."

8. Article I, Definitions, existing paragraph 67. Year of 401(k) Participation shall be amended by deleting the entirety of such paragraph.

9. Article III, Section J., Hardship Withdrawals, shall be amended by deleting the last sentence of paragraph 1. in its entirety.

10. Article III, Section J., Hardship Withdrawals, paragraph 5.(a) shall be deleted and in place thereof shall be substituted the following:

              "(a)  he shall not be permitted to again make a Before-Tax
               Contribution (or contributions to other plans as provided in the regulations) until the first day which is at least 12 months after receipt of the withdrawal, and ".

11. Article III, Section K., Forfeitures, shall be amended by deleting the first sentence of such Article and in place thereof shall be substituted the following sentence:

              "The non-vested portion of the Employer Contributions Account and Matching Contributions Account of a Member who has terminated Employment shall be forfeited as of the date the vested portion is distributed."

12.  Article III, Section L., Restoration of Forfeitures, paragraph
          1.a) shall be deleted and in place thereof shall be substituted the following:

              "a)  If the vested portion of the Member's Benefit Accounts has not been distributed, any forfeitures shall be restored to his Benefit Account from which such amount was forfeited in the same amount as forfeited as soon as possible following such Reemployment."

13. Article IV, Vesting, shall be amended by altering Section A. Vesting Percentage at paragraph 3.(a) by changing the title of the first schedule which appears therein from "Years of 401(k) Participation" to read "Completed Years of Service".

          In addition, Article IV, Vesting, shall be amended by deleting in its entirety Section B. Rules for Crediting Years of 401(k) Participation.

          Article IV, Vesting, shall be further amended by amending the present Section C. Rules for Crediting Years of Service to read:
          "B. Rules for Crediting Years of Service".

14.  Article V, Contributions, shall be amended by deleting paragraph
          3. of Section A. Before-Tax Contributions and in place thereof substituting the following:

               "3. The initial Participant Before-Tax Contribution election must be made effective as of the last day of the first pay period immediately after the Participant becomes eligible to participate.

               (a) Subsequent Participant Before-Tax Contribution elections can be made effective as of any subsequent date in the manner provided by the Administrative Committee.
               (b) Participants may elect to increase or decrease Before-Tax Contributions as of any subsequent date in accord with rules provided by the Administrative Committee from time to time.

               (c) All elections to make Before-Tax Contributions shall be effective only as to Compensation not earned as of the effective dates of such elections."

15. Article V, Contributions, shall be amended by deleting the first sentence of the present paragraph 4. of Section A. Before-Tax Contributions and in place thereof shall be substituted the following:

               "4. A Participant may elect in writing to cease Before-Tax Contributions as of the first day of any future payroll period as of a time and in the manner as established by the Administrative Committee."

 16. Article V, Contributions, shall be amended by deleting the present paragraph 2. of Section C. Matching Contributions and substituting in place thereof the following:

           "2. Such Matching Contributions shall be allocated to Participants' Matching Contribution Accounts as soon as practicable after receipt from each Employer."

 17. Article VI, Accounts and Allocations, shall be amended by adding a new paragraph 5. to Section A. Accounts, as follows:

           "5.  Each applicable Participant shall have a Qualified
               Employer Deferral Contributions Account to which Qualified Employer Deferral Contributions made on his behalf shall be allocated."

 18. Article VI, Accounts and Allocations, Section B. Allocation of Contributions shall be modified by deleting the initial phrase of paragraph 2. and in place thereof inserting the following:

           "2. The Employer Contribution for such Plan Year shall be allocated as soon as practicable after receipt to the Employer Contributions Account of all Participants who, for such Plan Year:"

 19.  Article VII, Investment Fund, shall be amended by amending Section
          A. Investment Fund by deleting from the first line the words "Except as provided in Article XIV;" and changing the letter "t" to "T" in the following word "the".

          Section A., paragraph 1. Investment Elections and Transfers, paragraphs (a) and (b) shall be amended to read as follows:

               "(a)Each Participant may elect to have the Employer Contributions made on his behalf invested in funds in the Investment Fund from time to time selected and provided by the Administrative Committee. Such election shall be made by filing an election form with the Plan Administrator selected by the Administrative Committee upon becoming a Participant and may be changed as determined by the Administrative Committee by uniform rules from time to time adopted. In the event that a Participant elects in this manner to change the proportion of future Employer Contributions, the existing assets in his Employer Contributions Account may also be transferred as of that same date so as to be allocated among the Investment Funds in the same proportion as future Employer Contributions are to be allocated or may remain as previously allocated according to the Member's instructions.

          (b) Each Participant may make a separate election in the same manner as described above which will apply to his combined Matching and Before-Tax Contributions."

          Article VII, Section C., Allocation of Earnings and Losses, shall be amended to read as follows:

               "C.As of each Valuation Date, the Administrative Committee, with the assistance of the Trustee, before crediting the Benefit Accounts with Contributions and Forfeitures for that Fiscal Year, shall (a) allocate the net earnings and gains or losses of the Investment Fund since the preceding Valuation Date to each Member's Benefit Accounts in the same proportion that the market value of his account in such fund bears to the total market value of all Member's Benefit
               Accounts in such fund. For purposes of this section, the Administrative Committee shall adopt uniform rules which conform to applicable law and generally accepted accounting practices."

 20. Article XIV, Special Provisions Relating to Former Employees of Dixie-Home Stores and to the Special Trust Fund, shall be deleted in its entirety.
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